EXHIBIT 99.1



Contact:        Neal A. Petrovich - (434) 773-2242
                Senior Vice President and Chief Financial Officer

Distribute:     PR Newswire, Virginia State/Local Newslines

Date:           October 20, 2004

Traded:         NASDAQ National Market          Symbol: AMNB


        AMERICAN NATIONAL BANKSHARES INC. REPORTS THIRD QUARTER EARNINGS

     FOR IMMEDIATE RELEASE (Danville, Virginia) -- American National Bankshares Inc. (NASDAQ: AMNB) reported net income of $2.3 million for the third quarter of 2004. Basic and diluted earnings per share were $.42, the same as in the third quarter of 2003. During the first nine months of 2004, earnings per share increased 4.9% over 2003, on both a basic and diluted basis.

     Net interest income, the Corporation's largest source of revenue, advanced 1.0% from the third quarter of 2003 to the third quarter of 2004. Recent upward movements in the federal funds rate and prime rate produced increases in the income earned on loans and investments. These increases offset the impact of a decline in loans, due primarily to pay-downs of out-of-market participation loans. "Growing our loan portfolio without sacrificing our underwriting standards remains our number one goal," stated Charles H. Majors, President and Chief Executive Officer. "Looking forward, we will focus on increasing the loan portfolio through strong business development efforts, new products, and our recent expansion into the Greensboro, North Carolina area."

     Noninterest income declined $64,000, or 3.6% from the third quarter of 2003 to 2004. An increase in trust income was offset by a decrease in mortgage banking fees resulting from a decline in home mortgage refinancings. The third quarter of 2003 also included securities gains which did not occur in the current quarter.

     Noninterest expense continues to be well contained. Comparing the third quarter of 2004 with the same quarter in 2003, noninterest expense increased only $44,000 or 1.2%. "Expense control has long been a hallmark of American National," stated Majors. "One indication of our cost control efforts is the efficiency ratio, which continues to be significantly better than the peer average."

     Average deposits declined $14.3 million, or 2.9% from 2003's third quarter to the third quarter of 2004, as the Corporation did not strive to retain certain certificates of deposit with high interest rates. Instead, the Corporation has focused its efforts on growing lower-cost checking and savings accounts. The growth in these "core" deposits was $19.3 million, on average, from the third quarter of 2003 to 2004, representing an increase of 7.3%. "I am very pleased with the growth in demand and savings deposits, which reflects our effort to build long-term customer relationships," stated Majors.

     Nonperforming assets totaled $4.5 million at September 30, 2004, up slightly from the previous quarter and up from $3.1 million one year earlier. Two commercial relationships accounted for the majority of this increase. "New credit policies and loan review procedures implemented in 2003 will better enable us to manage our loan portfolio risks and maintain strong credit quality as we grow," stated Majors.

     American National Bankshares Inc. is the holding company of American National Bank and Trust Company, a community bank with thirteen offices in Danville, Chatham, Collinsville, Gretna, Martinsville, Henry County, and South Boston, Virginia; one office in Yanceyville, North Carolina; and a loan production office in Greensboro, North Carolina. Services are also provided through nineteen ATMs, "AmeriLink" internet banking, and our 24-hour "Access American" phone banking. Banking subsidiaries include ANB Mortgage Corp. (secondary mortgage origination), ANB Investor Services (retail brokerage) and ANB Insurance Services (full-service insurance agency). Additional information is available on our website at www.amnb.com. The shares of American National Bankshares Inc. are traded on the NASDAQ National Market under the symbol "AMNB".




     This press release may contain "forward-looking statements," within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the Corporation and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario: significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the Corporation's most recent Form 10-K report and other documents filed with the Securities and Exchange Commission. American National Bankshares Inc. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

                                          Consolidated Balance Sheets
                                American National Bankshares Inc. and Subsidiary
                                                  (In Thousands)
                                                    Unaudited
------------------------------------------------------------------------------------------------------------
                                                                                         September 30
                                                                                ----------------------------
                                                                                     2004            2003
                                                                                ------------     -----------
ASSETS

Cash and due from banks.........................................................$   13,676       $   17,713
Interest bearing deposits in other banks........................................     2,809           13,574

Securities:
  Securities available for sale.................................................   177,664          158,605
  Securities held to maturity...................................................    21,328           21,922
                                                                                -----------      -----------
  Total securities..............................................................   198,992          180,527
                                                                                -----------      -----------

Loans, held for sale............................................................     1,203              740

Loans, net of unearned income ..................................................   394,710          419,916
Less allowance for loan losses..................................................    (5,599)          (6,067)
                                                                                -----------      -----------
  Net loans.....................................................................   389,111          413,849
                                                                                -----------      -----------

Bank premises and equipment, net................................................     7,714            7,725
Core deposit intangibles, net...................................................       597            1,047
Accrued interest receivable and other assets....................................     9,337            8,861
                                                                                -----------      -----------
  Total assets..................................................................$  623,439       $  644,036
                                                                                ===========      ===========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities:
  Demand deposits -- non-interest bearing.......................................$   81,670       $   71,624
  Demand deposits -- interest bearing...........................................    71,242           66,393
  Money market deposits.........................................................    51,139           49,607
  Savings deposits..............................................................    82,649           82,480
  Time deposits.................................................................   197,317          231,106
                                                                                -----------      -----------
  Total deposits................................................................   484,017          501,210
                                                                                -----------      -----------

  Repurchase agreements.........................................................    45,696           47,091
  FHLB borrowings...............................................................    19,425           21,000
  Accrued interest payable and other liabilities................................     2,873            3,672
                                                                                -----------      -----------
  Total liabilities.............................................................   552,011          572,973
                                                                                -----------      -----------

Shareholders' equity:
  Common stock, $1 par, 10,000,000 shares authorized, 5,522,299 shares outstanding at September 30, 2004 and
    5,667,464 shares outstanding at September 30, 2003..........................     5,522            5,667
  Capital in excess of par value................................................     9,433            9,404
  Retained earnings.............................................................    56,217           54,378
  Accumulated other comprehensive income, net...................................       256            1,614
                                                                                -----------      -----------
  Total shareholders' equity....................................................    71,428           71,063
                                                                                -----------      -----------
  Total liabilities and shareholders' equity....................................$  623,439       $  644,036
                                                                                ===========      ===========


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
                                        Consolidated Statements of Income
                                American National Bankshares Inc. and Subsidiary
                                                  (In Thousands)
                                                    (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                                                                Three Months Ended       Nine Months Ended
                                                                                   September 30            September 30
                                                                                ------------------      -------------------
                                                                                  2004      2003          2004      2003
                                                                                --------  --------      --------  --------
Interest Income:
  Interest and fees on loans....................................................$  5,572  $  6,270      $ 16,885  $ 19,337
  Interest on deposits in other banks...........................................      24        33            68        69
  Income on securities:
    Federal agencies............................................................     798       560         2,455     1,620
    Mortgage-backed.............................................................     273       225           739     1,064
    State and municipal.........................................................     521       472         1,558     1,456
    Other ......................................................................     221       284           695       935
                                                                                --------   -------      --------  --------
    Total interest income.......................................................   7,409     7,844        22,400    24,481
                                                                                --------   -------      --------  --------
Interest Expense:
  Interest on deposits:
    Demand......................................................................      66        45           186       174
    Money market................................................................      91       110           285       374
    Savings.....................................................................     108       150           321       587
    Time........................................................................   1,149     1,613         3,709     5,010
  Interest on repurchase agreements.............................................     126       113           377       373
  Interest on other borrowings..................................................     243       245           734       735
                                                                                --------   -------      --------  --------
    Total interest expense......................................................   1,783     2,276         5,612     7,253
                                                                                --------   -------      --------  --------
Net Interest Income.............................................................   5,626     5,568        16,788    17,228
Provision for Loan Losses.......................................................     255       170           725       665
                                                                                --------   -------      --------  --------
Net Interest Income After Provision
  For Loan Losses...............................................................   5,371     5,398        16,063    16,563
                                                                                --------   -------      --------  --------
Non-Interest Income:
  Trust and investment services.................................................     737       625         2,208     1,878
  Service charges on deposit accounts...........................................     590       577         1,795     1,541
  Other fees and commissions....................................................     201       241           669       679
  Mortgage banking income.......................................................     116       203           460       481
  Securities gains (losses), net................................................       -        43           119        46
  Other income..................................................................      92       111           383       252
                                                                                --------   -------      --------  --------
    Total non-interest income...................................................   1,736     1,800         5,634     4,877
                                                                                --------   -------      --------  --------
Non-Interest Expense:
  Salaries......................................................................   1,855     1,758         5,469     5,233
  Pension and other employee benefits...........................................     427       433         1,261     1,403
  Occupancy and equipment.......................................................     580       624         1,844     1,905
  Core deposit intangible amortization .........................................     112       112           337       337
  Other expenses................................................................     872       875         2,685     2,615
                                                                                --------   -------      --------  --------
    Total non-interest expense..................................................   3,846     3,802        11,596    11,493
                                                                                --------   -------      --------  --------
Income Before Taxes.............................................................   3,261     3,396        10,101     9,947
Income Tax Provision............................................................     922       991         2,868     2,900
                                                                                --------   -------      --------  --------
Net Income......................................................................$  2,339   $ 2,405      $  7,233  $  7,047
                                                                                ========   =======      ========  ========

---------------------------------------------------------------------------------------------------------------------------
Net Income Per Common Share:
  Basic.........................................................................$    .42   $   .42      $   1.29  $   1.23
  Diluted.......................................................................$    .42   $   .42      $   1.28  $   1.22


Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands, except per share data)

                                                  Three Months Ended                       Nine Months Ended
                                                      September 30                            September 30
                                               ------------------------                 ------------------------
                                                   2004         2003      Change            2004         2003      Change
                                               -----------  -----------  --------       -----------  -----------  --------
EARNINGS
  Interest income                              $    7,409   $    7,844     (5.5)%       $   22,400   $   24,481     (8.5)%
  Interest expense                                  1,783        2,276    (21.7)             5,612        7,253    (22.6)
  Net interest income                               5,626        5,568      1.0             16,788       17,228     (2.6)
  Provision for loan losses                           255          170     50.0                725          665      9.0
  Noninterest income                                1,736        1,800     (3.6)             5,634        4,877     15.5
  Noninterest expense                               3,846        3,802      1.2             11,596       11,493       .9
  Income taxes                                        922          991     (7.0)             2,868        2,900     (1.1)
  Net income                                        2,339        2,405     (2.7)             7,233        7,047      2.6

PER COMMON SHARE
  Earnings per share - basic                   $      .42   $      .42        - %       $     1.29   $     1.23      4.9 %
  Earnings per share - diluted                        .42          .42        -               1.28         1.22      4.9
  Cash dividends paid                                 .20          .19      5.3                .59          .56      5.4
  Book value                                                                                 12.93        12.54      3.1
  Closing market price                                                                       24.31        24.97     (2.6)

FINANCIAL RATIOS
  Return on average assets                           1.50 %       1.52 %     (2)bp            1.53 %       1.52 %      - bp
  Return on average shareholders' equity            13.11        13.78      (67)             13.42        13.39        3
  Average equity to average assets                  11.47        11.05       42              11.34        11.34        -
  Net interest margin (FTE)                          3.94         3.84       10               3.86         4.05      (19)
  Efficiency ratio                                  50.45        50.19       26              50.47        50.35       12

PERIOD END BALANCES
  Securities                                                                            $  198,992   $  180,527     10.2 %
  Loans held for sale                                                                        1,203          740     62.6
  Loans - net of unearned income                                                           394,710      419,916     (6.0)
  Assets                                                                                   623,439      644,036     (3.2)
  Deposits                                                                                 484,017      501,210     (3.4)
  Repurchase agreements                                                                     45,696       47,091     (3.0)
  FHLB borrowings                                                                           19,425       21,000     (7.5)
  Shareholders' equity                                                                      71,428       71,063       .5

AVERAGE BALANCES
  Securities                                   $  196,568   $  165,890     18.5 %       $  196,754   $  162,140     21.3 %
  Total loans                                     394,969      426,146     (7.3)           402,857      421,397     (4.4)
  Interest-earning assets                         598,288      605,672     (1.2)           608,390      592,256      2.7
  Assets                                          622,321      631,840     (1.5)           633,635      618,762      2.4
  Interest-bearing deposits                       405,126      426,902     (5.1)           415,733      420,393     (1.1)
  Deposits                                        482,169      496,467     (2.9)           490,187      485,845       .9
  Repurchase agreements                            45,108       42,024      7.3             47,446       38,736     22.5
  FHLB borrowings                                  20,530       21,152     (2.9)            21,370       21,773     (1.9)
  Shareholders' equity                             71,377       69,798      2.3             71,869       70,197      2.4

CAPITAL
  Average shares outstanding - basic            5,587,042    5,674,259     (1.5)%        5,615,946    5,716,092     (1.8)%
  Average shares outstanding - diluted          5,632,715    5,738,622     (1.8)         5,666,120    5,777,156     (1.9)
  Shares repurchased                               79,400       15,000                     154,968      115,000
  Average price of shares repurchased          $    23.15   $    25.72                  $    23.62   $    24.98




Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands, except per share data)

                                                  Three Months Ended                        Nine Months Ended
                                                      September 30                             September 30
                                               ------------------------                 ------------------------
                                                   2004         2003      Change            2004         2003      Change
                                               -----------  -----------  --------       -----------  -----------  --------
ALLOWANCE FOR LOAN LOSSES
  Beginning balance                            $    5,457   $    5,991     (8.9)%       $    5,292   $    5,622     (5.9)%
  Provision for loan losses                           255          170     50.0                725          665      9.0
  Charge-offs                                        (169)        (131)    29.0               (588)        (417)    41.0
  Recoveries                                           56           37     51.4                170          197    (13.7)
                                               -----------  -----------   ------        -----------  -----------   ------
  Ending balance                               $    5,599   $    6,067     (7.7)%       $    5,599   $    6,067     (7.7)%

NONPERFORMING ASSETS
  Nonperforming loans:
    90 days past due                                                                    $        -   $      362   (100.0)%
    Nonaccrual                                                                               4,307        2,612     64.9
  OREO                                                                                         231          146     58.2
                                                                                        -----------  -----------   ------
  Nonperforming assets                                                                  $    4,538   $    3,120     45.4 %

ASSET QUALITY RATIOS **
  Nonperforming assets to total assets                                                         .73 %        .48 %     25 bp
  Nonperforming loans to total loans                                                          1.09          .71       38
  Allowance for loan losses to total loans                                                    1.42         1.44       (2)
  Allowance for loan losses
    to nonperforming loans                                                                    1.30 X       2.04 X    (74)


Notes:

  bp - Change is measured as difference in basis points
  ** - Balance sheet amounts used in calculations are based on period end balances
